Related party balances and transactions	12 Months Ended
Dec. 31, 2021
Related Party Transactions [Abstract]
Related party balances and transactions

Note 12 – Related party balances and transactions

Interest payable – related party

Name of Related Party	Relationship	Nature	December 31, 2021	December 31, 2020

Qing Tang	Spouse of Yimin Wu	Interest payable -Interest incurred from loan described below	$-	$574,065

In July 2016, Infobird Beijing signed two loan contracts with a related party, Qing Tang, the spouse of Yimin Wu, to obtain loans for a total of approximately $1.3 million (RMB 8,800,000) for operation purposes. The loans bore a 1.5% monthly interest rate (18% annual interest rate) and were due on demand. By October 2019, the principal of the loans were fully repaid.

Interest expense pertaining to the above short-term loan - related party for the years ended December 31, 2021, 2020 and 2019 amounted to $0, $0 and $176,354, respectively.

Interest payable of $574,065 was fully paid during the year ended December 31, 2021.

Loan Guarantee – related party

Qing Tang, the spouse of Yimin Wu, has provided real estate property as collateral of approximately $3.2 million (RMB 22,000,000) with Beijing SMEs Credit Re-guarantee Co., Ltd to secure a guarantee with Bank of Beijing for the line of credit in the amount of approximately $3.0 million (RMB 20,000,000). See Note 11 for more details.

For the year ended December 31, 2021, the Company had cost of revenues from related party of $350,987, which was from Mashangyou Technology Co., ltd, whose legal representative is a 3.18% shareholder of Infobird Beijing.

Yimin Wu also provided a personal guarantee for the Company’s loan from China Merchants Bank during the contract period. See note 11 for details.

Yimin Wu and Qing Tang also provided personal guarantees for the Company’s loan from BOC Fullerton Bank during the contract period. See note 11 for details.